UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): February 1, 2007

AMERICAN STANDARD COMPANIES INC.

(Exact name of registrant as specified in its charter)

Delaware	1-11415	13-3465896
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(I.R.S. Employer Identification No.)

One Centennial Avenue, P.O. Box 6820, Piscataway, NJ	08855-6820
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (732) 980-6000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition.

On February 1, 2007, the Company issued a press release announcing (i) that its Board of Directors unanimously authorized the management to pursue a plan to separate its three businesses by spinning off the Company’s Vehicle Control Systems business and by selling its Bath and Kitchen business, and (ii) its results for the quarter and year ended December 31, 2006 and provided forward-looking guidance for the Company’s first quarter and for the fiscal year ending December 31, 2007. The press release, which is attached as Exhibit 99.1, and the information included in Item 7.01 of this Form 8-K are incorporated herein by reference. The projections constituting the guidance included in the release involve risks and uncertainties, the outcome of which cannot be foreseen at this time and, therefore, actual results may vary materially from these forecasts. In this regard, see the information included below under the caption “Information Concerning Forward-Looking Statements.”

The information in the earnings release and in this Item 2.02 is “furnished” and not “filed” for purposes of Section 18 of the Securities and Exchange Act of 1934, or otherwise subject to the liabilities of that section. Such information may be incorporated by reference in another filing under the Securities Exchange Act of 1934 or the Securities Act of 1933 only if and to the extent such subsequent filing specifically references such information.

The earnings release contains non-GAAP financial measures. For purposes of Regulation G, a non-GAAP financial measure is a numerical measure of a registrant’s historical or future financial performance, financial position or cash flows that excludes amounts, or is subject to adjustments that have the effect of excluding amounts, that are included in the most directly comparable measure calculated and presented in accordance with GAAP in the statement of income, balance sheet or statement of cash flows (or equivalent statements) of the issuer; or includes amounts, or is subject to adjustments that have the effect of including amounts, that are excluded from the most directly comparable measure so calculated and presented. In this regard, GAAP refers to generally acceptable accounting principles in the United States. Pursuant to the requirements of Regulation G, the Company has provided reconciliations of the non-GAAP financial measures to the most comparable GAAP financial measures set forth in the earnings release on the Consolidated Statements of Operations, the Data Supplement Sheets, the Earnings Per Share Reconciliation Table and the Reconciliations of Net Cash Provided by Operating Activities to Free Cash Flow attached to the earnings release.

Item 7.01	Regulation FD Disclosure

On February 1, 2007, the Company issued a press release announcing (i) that its Board of Directors unanimously authorized the management to pursue a plan to separate its three businesses by spinning off the Company’s Vehicle Control Systems business and by selling its Bath and Kitchen business, and (ii) its results for the quarter and year ended December 31, 2006 and provided forward-looking guidance for the Company’s first quarter and for the fiscal year ending December 31, 2007. The press release, which is attached as Exhibit 99.1, and the information included in Item 2.02 of this Form 8-K are incorporated herein by reference.

The information in the press release and this Item 7.01 is “furnished” and not “filed” for purposes of Section 18 of the Securities and Exchange Act of 1934, or otherwise subject to the liabilities of that section. Such information may be incorporated by reference in another filing under the Securities Exchange Act of 1934 or the Securities Act of 1933 only if and to the extent such subsequent filing specifically references the information incorporated by reference herein.

Item 9.01	Exhibits

The following exhibit is filed or furnished as part of this Report to the extent described in Item 2.02 and Item 7.01.

99.1	Press Release dated February 1, 2006.

INFORMATION CONCERNING FORWARD-LOOKING STATEMENTS

Certain of the statements contained in this report, and the exhibit attached hereto, including, without limitation statements as to management’s good faith expectations and belief are forward-looking statements. Forward looking statements can be identified by the use of words such as “believe,” “expect,” “plans,” “strategy,” “prospects,” “estimate,” “project,” “anticipate,” “intends” and other words of similar meaning. Forward-looking statements are made based upon management’s expectations and belief concerning future developments and their potential effect upon the Company. There can be no assurance that future developments will be in accordance with management’s expectations or that the effect of future developments on the Company will be those anticipated by management. Actual results may differ materially from these expectations as a result of many factors including (i) pricing changes to materials used to produce its products and the ability to offset those changes through price increases, (ii) changes in U.S. or international economic conditions, such as inflation and interest rate and exchange rate fluctuations, (iii) the actual level of construction activity and commercial vehicle production in the Company’s end-markets, (iv) periodic adjustments to reserves for contingent liabilities, including reserves associated with litigation matters, government investigations, asbestos liabilities and asbestos insurance recoveries, and (v) the amount and timing of operational consolidation expenses and gains or losses on asset sales and tax items. In addition, there are risks and uncertainties relating to the planned tax-free-spin-off of our Vehicle Controls System business and the sale of our Bath and Kitchen business, including the timing and certainty of the completion of those transactions and the ability of each business to operate as an independent entity. The guidance for the Company’s first quarter and for the fiscal year ending December 31, 2007 is based on the company’s current structure and does not give effect to the separation of Vehicle Control Systems into a newly independent public company and the sale of Bath and Kitchen or related separation expenses. For information about additional factors which could cause actual results to differ materially from expectations and other risks and uncertainties that could adversely affect the Company’s forward-looking statements, please refer to the Company’s filings with the Securities and Exchange Commission, including its Annual Report on Form 10-K for the fiscal year ended December 31, 2005 and in the “Management’s Discussion and Analysis” section of the Company’s Quarterly Reports on Form 10-Q. The Company does not undertake any obligation to update such forward-looking statements.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

AMERICAN STANDARD COMPANIES INC.

By:	/s/ Brad M. Cerepak
Name:	Brad M. Cerepak
Title:	Vice President and Controller

DATE: February 1, 2007